SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                        APRIL 16, 2001
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Date of earliest event reported:       APRIL 16, 2001
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                          1-13926                    76-0321760
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(State or Other               (Commission File Number)         (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)


15415 KATY FREEWAY, HOUSTON, TEXAS                                77094
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code         (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




41411.0003
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c)       Exhibits.

       Exhibit Number                       Description
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            99.1              Rig Status Report as of April 16, 2001


ITEM 9.  REGULATION FD DISCLOSURE
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         The Registrant hereby incorporates by reference into this Item 9 the summary report of the status, as of April 16, 2001, of the offshore drilling rigs of the Registrant attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

         Statements in this report that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statements.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DIAMOND OFFSHORE DRILLING, INC.

                                         By: /s/ Gary T. Krenek
                                             ---------------------------------
                                             Gary T. Krenek
                                              Vice President and
                                               Chief Financial Officer


Dated: April 16, 2001













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                                  EXHIBIT INDEX


       Exhibit number          Description
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           99.1                Rig Status Report as of April 16, 2001


















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